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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 27, 1999




                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      333-9532               13-3836437
-----------------------------    ------------------------   -------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)          (Commission File Number)   Identification No.)



   245 Park Avenue                                                10167
  New York, New York                                           ----------
---------------------                                          (Zip Code)
(Address of Principal
 Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------


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

Item 5.     Other Events.
----        ------------

     On May 27, 1999, a single series of notes, entitled Irwin Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Notes, Series 1999-2 (the "Notes"), was issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1 and dated as of April 30, 1999, between Irwin Home Equity Loan Trust 1999-2, as issuer (the "Trust"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). The Notes consist of four classes (each, a "Class") of Notes designated as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes" and the "Class A-4 Notes". The Notes have the benefit of an irrevocable and unconditional financial guaranty insurance policy (the "Policy") attached hereto as Exhibit 99.1 issued by Ambac Assurance Corporation (the "Enhancer") for the benefit of the holders of the Notes pursuant to an insurance and indemnity agreement (the "Insurance and Indemnity Agreement"), dated as of May 27, 1999, among the Enhancer, Irwin Funding Corp., as transferor (the "Transferor"), Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), Irwin Union Bank and Trust Company, as master servicer (the "Master Servicer"), Irwin Home Equity Corporation, as originator, the Trust, as issuer, and the Indenture Trustee. The Notes represent obligations of the Trust established pursuant to a trust agreement (the "Trust Agreement"), dated as of April 30, 1999, between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The assets of the Trust include, without limitation, two groups of closed-end, fixed rate home equity loans (the "Mortgage Loans") secured by primarily second mortgages or deeds of trust on residential properties. The Mortgage Loans were acquired by the Trust from the Depositor pursuant to a sale and servicing agreement (the "Sale and Servicing Agreement") attached hereto as exhibit 99.2 and dated as of April 30, 1999, among the Depositor, the Transferor, the Master Servicer, the Trust, as issuer, and the Indenture Trustee.

     The Notes and the Mortgage Loans are more particularly described in the Prospectus, dated December 4, 1998, and the Prospectus Supplement, dated May 6, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

Item 7.          Financial Statements and Exhibits

       (a)      Financial Statements - Not Applicable.

       (b)      Pro Forma Financial Information - Not Applicable.

       (c)      Exhibits

                4.1 Indenture, dated as of April 30, 1999, between Irwin Home Equity Loan Trust 1999-2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

                99.1 Financial Guaranty Insurance Policy issued by Ambac Assurance Corporation pursuant to the Insurance and Indemnity Agreement, dated as of May 27, 1999, among Ambac Assurance Corporation, as enhancer, Irwin Funding Corp., as transferor, Bear Stearns Asset Backed Securities, Inc., as depositor, Irwin Union Bank and Trust Company, as master servicer, Irwin Home Equity Corporation, as originator, Irwin Home Equity Loan Trust 1999-2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

                99.2 Sale and Servicing Agreement, dated as of April 30, 1999, among Bear Stearns Asset Backed Securities, Inc., as depositor, Irwin Funding Corp., as transferor, Irwin Union Bank and Trust Company, as master servicer, Irwin Home Equity Loan Trust 1999-2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.


                                         By:   /s/ Jonathan Lieberman
                                               -------------------------------
                                         Name:  Jonathan Lieberman
                                         Title:   Managing Director



Dated:  June 11, 1999

                                  Exhibit Index
                                  -------------



Exhibit                                                                  Page
-------                                                                  ----

4.1      Indenture, dated as of April 30, 1999, between Irwin
         Home Equity Loan Trust 1999-2, as issuer, and Norwest
         Bank Minnesota, National Association, as indenture trustee.

99.1     Financial Guaranty Insurance Policy issued by
         Ambac Assurance Corporation pursuant to the Insurance and Indemnity Agreement, dated as of May 27, 1999, among Ambac Assurance Corporation, as enhancer, Irwin Funding Corp., as transferor, Bear Stearns Asset Backed Securities, Inc., as depositor, Irwin Union Bank and Trust Company, as master servicer,
         Irwin Home Equity Corporation, as originator,
         Irwin Home Equity Loan Trust 1999-2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

99.2 Sale and Servicing Agreement, dated as of April 30, 1999, among Bear Stearns Asset Backed Securities, Inc., as depositor, Irwin Funding Corp., as transferor, Irwin Union Bank and Trust Company, as master servicer,
         Irwin Home Equity Loan Trust 1999-2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.